UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 30, 2015

AppYea, Inc.
(Exact name of registrant as specified in its charter)
South Dakota
(State or other jurisdiction of incorporation)

333-190999	46-1496846
(Commission File Number)	(IRS Employer Identification No.)

777 Main Street, Suite 600, Fort Worth, Texas 76102
(Address of principal executive offices) (Zip Code)

(817) 887-8142
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Effective October 30, 2015, Cutler & Co., LLC was dismissed as the Company’s independent registered public accounting firm. The decision was approved on October 30, 2015 by the Board of Directors of AppYea, Inc.

During the Registrant’s last two fiscal years ended June 30, 2015 and June 30, 2014, and the subsequent period through dismissal on October 30, 2015, there were (i) no disagreements with Cutler & Co., LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The report of Cutler & Co., LLC regarding the Company’s financial statements for the fiscal year ended June 30, 2015 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report of Cutler & Co., LLC on the Company’s financial statements for the fiscal year ended June 30, 2015 contained an explanatory paragraph which noted that there was substantial doubt about the Company’s ability to continue as a going concern.

The Registrant provided Cutler & Co., LLC with a copy of the disclosures made in this Current Report on Form 8-K on November 1, 2015, and requested that Cutler & Co., LLC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Registrant’s statements herein and, if not, stating the respects in which it does not agree. A copy of the letter furnished by Cutler & Co., LLC is attached as Exhibit 16.

On October 30, 2015 the Registrant engaged MaloneBailey, LLP as the Registrant’s new independent registered public accounting firm. The appointment of MaloneBailey, LLP was approved by the Board of Directors of AppYea, Inc.  MaloneBailey, LLP will be preparing and providing the financial statements that are to be included in the Quarterly Report for the period ended September 30, 2015.  MaloneBailey, LLP did not prepare or provide any financial reports for any periods prior to the date of engagement, nor did it prepare or provide any financial reports prior to the year ended June 30, 2015.  Neither the Company, nor any person on behalf of the Company, consulted with MaloneBailey, LLP during the Company’s two most recent fiscal years or the subsequent interim period prior to the engagement of MaloneBailey, LLP and the dismissal of Cutler & Co., LLC.

9.01 Exhibits

Exhibit Number	Description
16.1	Letter from Cutler & Co., LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPYEA, INC.

Date: November 2, 2015	/s/ Jackie Williams
Jackie Williams
Chief Executive Officer